SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: June 27, 2003

MediaBin, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-24087	58-1741516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3525 Piedmont Road

Seven Piedmont Center, Suite 600

Atlanta, Georgia 30305-1530

(Address, Including Zip Code, of Principal Executive Offices)

(404) 264-8000

(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure.

On June 27, 2003, MediaBin, Inc. (“MediaBin”) issued a press release in Norway which reported shareholder approval of the Agreement and Plan of Merger by and between Interwoven, Inc., Maryland Acquisition Corp. and Mediabin and the merger described therein, and shareholder approval of the delisting of MediaBin’s common stock from the Oslo Stock Exchange (“OSE”) upon the closing of the merger. The press release was required by and and prepared in accordance with the rules of the Oslo Stock Exchange. A copy of this press release is attached as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

99.1 Press Release dated June 27, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDIABIN, INC.

By:	/s/ David Moran David Moran, Chief Executive Officer

Dated: June 27, 2003

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